APRIL 2024 Investor Presentation June 2024 From Atoms to Systems Enabling Semiconductor Design and AI Through Software Innovation and Automation

©2024 Silvaco Group, Inc. 2 Disclaimer This presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments, of Silvaco Group, Inc. ("Silvaco" or the “Company”). The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Silvaco assumes no obligation to update any information in this presentation, except as required by law. This presentation and the accompanying oral presentation include express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,"” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and growth rates, our future results of operations or financial condition, our plans and objectives for future operations, growth, initiatives, or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements. These assumptions, uncertainties and risks include, among others, risks related to market conditions and global economic factors (including the potential adverse effects of the ongoing global COVID-19 pandemic and the ongoing conflicts between Russia and Ukraine), and Israel and Hamas our ability to access debt and equity financing, our efforts to establish and maintain proper and effective internal controls, and other factors relating to our business, operations and financial performance. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we, nor any other person, assumes responsibility for the accuracy and completeness of these statements. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. Except to the extent required by federal securities laws, we undertake no obligation to update any information or any forward-looking statements as a result of new information, subsequent events, or any other circumstances after the date hereof, or to reflect the occurrence of unanticipated events. This presentation and the accompanying oral presentation also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. This presentation contains unaudited financial information. The unaudited financial information has been prepared on the same basis as the Company's audited financial statements and, in the opinion of management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by the Company with the Securities and Exchange Commission, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason. In addition to the financials presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes non-GAAP operating income (loss). Non-GAAP metrics have limitations as analytical tools and you should not consider them in isolation or as a substitute for or superior to the most directly comparable financial measures prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of non-GAAP metrics versus their nearest GAAP equivalents. Other companies, including companies in our industry, may calculate non-GAAP metrics differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP metrics as tools for comparison. We urge you to review the reconciliation of Silvaco's non-GAAP metrics to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business. See the Appendix for reconciliation between each non-GAAP metric and the most comparable GAAP measure. Silvaco and the Silvaco logo are trademarks of Silvaco Group, Inc. All other trademarks and service marks are the property of their respective owners.

©2024 Silvaco Group, Inc. 3 Comprehensive differentiated software platform for semiconductor innovation Silvaco At-A-Glance #2(1) Global TCAD revenue 8 of 10(2) Largest flat panel display companies use Silvaco’s TCAD 6 of 10(3) Largest semiconductor companies use Silvaco’s EDA EDA SIP TCAD $54.2m Revenue FY 2023 83% Gross Margin FY 2023 800+(5) Customers Founded 1984; Privately-owned, 260+Employees(5) Re-launched with new management team in 2019 $1.1m Operating Income FY 2023 Global presence with HQ and R&D in Silicon Valley, USA 1) 2023 Annual Electronic Design Market Data, Electronic System Design Alliance 2) Largest in terms of revenue from Q4’2022 to Q3’2023 according to Display Supply Chain Consultants (DSCC) 3) Largest in terms of 2022 revenue according to companiesmarketcap.com 4) See definition and GAAP to Non-GAAP reconciliation for Operating Income (loss) in the appendices. 5) Data as of December 31, 2023 • Silvaco is a provider of design automation software for the “technology behind the chip” • Deep expertise and know-how in simulation software platforms from concept to complete product • Silvaco platform drives advances for next gen power semis (SiC, GaN), display, and memory devices $4.4m(4) Non-GAAP Operating Income FY 2023

Electronic System Design Software is Crucial to the Value Chain

Every semiconductor chip begins with a design; Silvaco is an AI enabler

Silvaco provides solutions for advanced semiconductor manufacturing and R&D, specializing in Power, Memory and Display technologies

	SILVACO Electronic System Design	SILVACO Fab Technology Co-Optimization (FTCO™)			
	Design	Fabrication	Packaging	Testing	Final Chip
TAM[1]	$17B[2]	$90.6B[3]			
SAM[4]	$3.1B[5]	~$0.5B[6]			

1) Total Addressable Market ("TAM")
2) 2023 ESDA total reported EDA and SIP revenue
3) 2023 revenue based on SEMI press release: https://www.semi.org/en/news-media-press-releases/semi-press-releases/global-total-semiconductor-equipment-sales-forecast-to-reach-record-%24124-billion-in-2025-semi-reports
4) Serviceable Addressable Market ("SAM")
5) Based on ESDA's breakdown of the EDA software market, which includes SIP, Silvaco estimates its solutions compete in portions of the EDA software market representing $3.1 billion of the global aggregate EDA software market.
6) Silvaco estimate of SAM for its FTCO solution

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Large and Growing Market Opportunity Serving Numerous Applications

Solving complex design challenges across end markets

$3.1B SAM[1]

Silvaco's Core Focus Markets

Power	EV & HEV Automobiles	Datacenters	Industrial
Display	Flatscreen TVs	Wearables	Automotive Display
Memory	DRAM Products	Flash Memory Products	Artificial Intelligence

Silvaco's Other Key Markets

Automotive	Vehicle Electrification	Vehicle Connectivity	ADAS
IoT Device	Industrial Robotics	Smart Homes	Predictive Maintenance
HPC	Genomic Sequencing	Artificial Intelligence	Quantum & Photonics Computing
5G / 6G	4G to 5G/6G Transition	High-bandwidth, Low-latency	Lower Process Technology Nodes

1) Based on ESDA's breakdown of the EDA software market, which includes SIP, Silvaco estimates its solutions compete in portions of the EDA software market representing $3.1 billion of the global aggregate EDA software market.

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©2024 Silvaco Group, Inc. 6 A broad product portfolio From Atoms to Systems Platform Systems Foundation IP Interface IP IP Management Circuits Processes Devices Atoms Silvaco TCAD Silvaco EDA Silvaco SIP Fab Technology Co-Optimization (FTCO™) Design Technology Co-Optimization (DTCO) System Design Co-Optimization (STCO)

Victory TCAD Platform

Develop semiconductor processes and devices prior to and during manufacturing

OVERVIEW

- → Model and simulate the manufacturing process
- → Model and simulate semiconductor and photonic device behavior
- → Explore trade-offs in performance, power, size and reliability
- → Accelerate time to yield
- → Co-Optimize between fab and design

#2
Global TCAD revenue[1]

8 of 10
Largest flat panel display companies[2]

VICOTRY TCAD PLATFORM

Process → **Device** → **Model**

Process

Process Simulation
Solid Modeling

Victory Process
Simulates semiconductor manufacturing process

↓

Victory Mesh
Optimizes results of process simulation for use in device simulation

Device

Device Simulation

Victory Device
Simulates electrical, thermal, optical behavior of semiconductor devices

Victory Atomistic
Simulates nano structures using quantum physics

Model

Modeling

Utmost IV
SPICE circuit simulation model generation

Hipex and Victory RCx
Parasitics extraction models physical design effects

SmartSpice
Simulates electrical behavior of design

Design Technology Co-Optimization (DTCO)
Co-optimization between Fab and Design

1) 2023 Annual Electronic Design Market Data, Electronic System Design Alliance
2) Largest in terms of revenue from Q4'2022 to Q3'2023 according to Display Supply Chain Consultants (DSCC)

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Analog/Custom EDA Platform

Complete analog and custom circuit design, layout, simulation & analysis environment

OVERVIEW

- → Complete analog/custom design flow, including sign-off at select foundries
- → Simulation and analysis of analog and custom circuits
- → Accurate simulation model generation
- → Point tools complement and enhance design flows

7 of 10
Largest flat panel display companies[(1)]

6 of 10
Largest semiconductor companies[(2)]

ANALOG/CUSTOM DESIGN PLATFORM

Design Capture and Layout

Gateway
Schematic editor captures electrical design intent

Expert
Layout editor implements physical design intent

SmartDRC/LVS
Physical verification verifies design compliance to rules

Hipex
Parasitics extraction models layout induced electrical effects

Simulation and Analysis

SmartSpice
Simulates electrical behavior of design from schematic

SmartView
Visualization of Simulation Results

Jivaro Pro
Parasitic Reduction for Faster Simulation

Viso
Parasitic Analysis

VarMan
Statistical variation and yield analysis

Utmost IV
SPICE Circuit Simulation Model Generation

1) Largest in terms of revenue from Q4'2022 to Q3'2023 according to Display Supply Chain Consultants (DSCC)
2) Largest in terms of 2022 revenue according to companiesmarketcap.com

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©2024 Silvaco Group, Inc. 9 Silicon-proven, functional SIP blocks used within larger designs Broad Semiconductor IP Portfolio and Management KEY SOLUTIONS → Licensor for NXP IP → AMBA peripherals interface and bus fabric IP → Ultra-low power, low-voltage SRAM compilers → Std. Cell libraries → High-performance I/Os → SIP Management Tool: Enterprise/Cloud level, SIP authentication SIP MANAGMENT Automotive IoT HPC SIP Management I/O AMBA Fabric, Subsystems Embedded SRAM Automotive Standard Cells I3C Processors Power Management

©2024 Silvaco Group, Inc. 10 Emerging technology applications Strong Industry Tailwinds Driving Adoption of Silvaco Platform µLED and Quantum Dot SiC, GaN for EV and Power Chargers Photodetector Flexible Display Solar Cell → Industry adoption of new semiconductor materials → New display technologies → Adoption of new photonics materials → Use SIP to accelerate SoC Time-to-Market

©2024 Silvaco Group, Inc. 11 Lengthy semiconductor R&D cycles allow Silvaco to build strategic partnership with customers A New Era of Semiconductor Design Challenges Numerous Design Challenges…. Increasingly Complex Requirements Smaller process nodes Increased integration Multi-core architectures SiC GaN Quantum dots Time to market Rising costs of design and fabrication …Facing Diverse End Markets / Applications New Materials Go-to-Market Challenges HPC 5G IoT Automotive Compute Phones / Tablets GPUs All Applications All Markets Memory HEV Data Centers Industrial QLED TV Solar Cells LEDs WearablesEV

Digital Twin

A simulatable physics based digital counterpart that mirrors the form, fit and function of the physical world


Digital Twin
Real World
Electron Microscope View
Memory Array
Wafer
Electron Microscope View
MicroLED
Display Panel
Digital Twin
Real World
Electron Microscope View
Flexible Display
OLED
Electron Microscope View
FinFET Transistor
Wafer

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©2024 Silvaco Group, Inc. 13 Removing cost of trial-and-error using AI-driven models through digital twins Silvaco’s AI-Driven Fab Technology Co-Optimization (FTCO™) UNTIL GOOD MODEL Data Generation Fab Data Mining AI-Driven Fab Modeling Electron Microscope View DoE Setup Digital Twin AI-based Model Optimization Technology G O O D M O D E L Good Model 1 Wafer → Artificial intelligence-based solution for wafer-level fabrication facilities: Memory, CMOS, SiC, GaN, etc. → Uses manufacturing data to perform statistical and physics-based machine learning software simulations to create a computer model or ‘digital twin’ 1) While historically we have not participated materially in this market, we plan to expand our presence in fab process optimization.

©2024 Silvaco Group, Inc. 14 Continue to expand presence across key end market Focus on large & growing markets Expand into advanced CMOS, specialized SIP, photonics, and further expansion with AI for Digital Twin Expand market Expand presence through opportunistic M&AStrategic acquisitions Agility of global R&D to serve unique individual customer needsAddress unique customer needs Enhance and maintain relationships with industry leaders Relationships with industry & academic partners Leverage sales and marketing to grow customer base Increase share in underserved segments Growing TAM in semiconductor and photonics Growth Strategy

©2024 Silvaco Group, Inc. 15 Electronic system design software is a crucial part of the semiconductor value chain Why Customers Choose Silvaco EDA Adoption 7 of 10 Largest flat panel display companies1 TCAD Adoption 8 of 10 Largest flat panel display companies1 EDA Adoption 6 of 10 Largest semiconductor companies2 → TCAD platform for SiC, GaN power devices – 100+ power customers → Full platform for display technology development → Fab process optimization for memory and other emerging technologies → Point tools complementing existing IC design flows → Agility to respond to customers’ needs (R&D, Support) 1) Largest in terms of revenue from Q4’2022 to Q3’2023 according to Display Supply Chain Consultants (DSCC) 2) Largest in terms of 2022 revenue according to companiesmarketcap.com 3) 2023 Future Market Insight SiC and GaN Semiconductor Market Report TCAD Adoption 4 of 10 Largest SiC, GaN Power Device Providers3

©2024 Silvaco Group, Inc. 16 Strong Demand from Diverse Customer Base Over 800 customers including over 200 academic institutions 60 59 2022 2023United States China Japan Korea All Other Countries FY23 Revenue by Geography Net Customer Additions Strategic Account Growth Through Land-and-Expand Strategy 1 New Growth 2023 Strategic Accounts1 → Strategic Accounts contributed $23.0M of Silvaco’s $58.1M 2023 bookings and grew at 32% CAGR over past two years 2 Land 2023 New Customers → 14 new customers in Power → 4 new customers in Memory 3 2023 Expand → New products into existing customers 1) Strategic accounts are defined as customers achieving bookings in excess of $1 million over the three-year period concluding on December 31, 2023.

©2024 Silvaco Group, Inc. 17 Proven track record of identifying and integrating products and IP History of Successful Acquisitions Silvaco Has Successfully Integrated 10 Acquisitions TCAD EDA SIP Power integrity sign-off 2015 2016 2017 2018 2020 2021 Variation aware design Enter IP market SPICE netlist analysis & reduction Broaden IP portfolio Foundation IP creation and characterization Atomistic TCAD Memory compiler Silicon substrate analysis Physical verification

©2024 Silvaco Group, Inc. 18 Highly Recurring, Visible Business Model with Multiple Growth Vectors Robust Business Model Growth with Operational Discipline Software Solutions 73%1 Term-Based licenses (averaging 3 years) and semiconductor IP products Maintenance & Services 27%1 Provides additional consistent recurring revenue Quarterly Bookings2 Leading indicator of future revenue Remaining Performance Obligation (RPO) $29.8 million3 Provides visibility into contracted revenue that has not yet been recognized as revenue Global Expansion A comprehensive global enterprise, strategically expanding to meet diverse customer needs Semiconductor IP (SIP) Notable growth in foundries R&D Investment Focused on expanding our R&D with strategic customers/partners to drive next gen technology Strategic Acquisitions A track record of successful integrations that elevate our product portfolio 1) Our software solutions accounted for 73% and 74% of our revenue for the years ended December 31, 2023, and 2022, respectively, and associated maintenance and service services accounted for 27% and 26% of our revenue for the years ended December 31, 2023, and 2022, respectively. 2) We define a booking as a signed contract and related purchase commitment from a customer, based on the value set forth in a purchase order. 3) Remaining Performance Obligation (RPO) which represents contracted revenue that has not yet been recognized, which includes both deferred revenue and backlog, net of cancellations and adjustments, was $29.8 million as of December 31, 2023.

©2024 Silvaco Group, Inc. 19 Financial Summary ($ in millions) ($3.5) ($1.9) $1.1 ($1.3) $2.3 $4.4 2021 2022 2023 $42.0 $46.5 $54.2 2021A 2022A 2023A Revenue Strong Sales Growth Momentum Significant Operating Leverage 2021A GAAP Operating Income(Loss) Non-GAAP Operating Income(Loss)1 $47.3 $49.7 $58.1 2021A 2022A 2023A Bookings FY23 Revenue up 17% YoY Bookings up 17% YoY 202 A 2023A FY23 GAAP Operating Income $1.1 million Non-GAAP Operating Income up 92% YoY 1 Expanding Gross Margins $33.3 $37.6 $44.9 2021A 2022A 2023A 79% 81% 83% Gross Profit Gross Margin 1) See definition and GAAP to Non-GAAP reconciliation for Operating Income (loss) in the appendices.

Silvaco Investment Highlights

Enabling customers' next-generation products

High Barrier to Entry	Trusted and differentiated platform backed by decades of investment and expertise
Large and Growing Market Opportunity	Current $3.1B+ opportunity[1] and further expansion with AI for Digital Twin
Differentiated Capabilities Provide Competitive Advantages	TCAD, EDA, and Semiconductor IP, plus Digital Twin technology for fab process
Proven with Top Tier Customers	Growing customer base with top-tier customers in established and new markets
Team with Deep Industry Expertise	Experienced management team with proven track-record of executing growth and profitable strategies, aiming to transform Silvaco into a market leader

1) Based on ESDA's breakdown of the EDA software market, which includes SIP, Silvaco estimates its solutions compete in portions of the EDA software market representing $3.1 billion of the global aggregate EDA software market.

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©2024 Silvaco Group, Inc. Thank you.

©2024 Silvaco Group, Inc. 22 Note: We define non-GAAP Operating Income (Loss) to exclude stock-based compensation. Through the period ended December 31, 2023, the Company has not recorded any stock-based compensation expense. Note: We define non-GAAP operating income (loss) as our operating income (loss) adjusted to exclude amortization of acquired intangible assets, certain non-recurring costs, including costs incurred as part of, and in preparation for, this offering, non-recurring costs of legal charges associated with legacy acquisitions, impairment charges, executive severance, amortization of acquired intangible assets, and stock-based compensation.. Through the period ended December 31, 2023, the Company has not recorded any stock-based compensation expenses. 1) Reflects litigation-related expenses incurred in connection with our acquisitions. 2) Includes executive severance which occurred in connection with management changes. 3) Reflects the amortization of intangible assets attributable to our acquisitions. 4) Reflects one-time costs including third-party professional services fees and costs incurred in connection with, and in preparation for, this offering 5) Represents certain legal fees and costs associated with export compliance that are considered non-recurring. 6) Reflects impairment charges related to certain intangible assets assumed through our acquisition of PolytEDA Cloud LLC, or PolytEDA. Category of cost Adjusted: Research & Development expense – Item 3 General & Administrative expenses – Items 1, 2, 4, 5 Impairment Charges – Item 6 Year Ended December 31 ($ in thousands) 2021 2022 2023 Operating Income (Loss) ($3,536) ($1,873) $1,134 Add: Acquisition-related litigation costs 1 1,148 1,340 1,707 Executive severance 2 280 — — Amortization of acquired intangibles 3 808 316 339 IPO preparation costs 4 — 1,429 1,221 Regulatory compliance costs 5 — 523 — Impairment Charges 6 — 560 — Non-GAAP Operating Income (Loss) ($1,300) $2,295 $4,401 Appendix Reconciliation—Non-GAAP Operating Income (Loss)